EXHIBIT 99.1

Independent Auditors’ Report

The Board of Trustees
Windrose Medical Properties Trust:

We have audited the accompanying combined statement of revenues in excess of certain expenses (the Combined Statement) of the Acquisition Properties described in note 1 for the year ended December 31, 2002. This Combined Statement is the responsibility of management. Our responsibility is to express an opinion on this Combined Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form S-11 as described in Note 2. This presentation is not intended to be a complete presentation of the combined revenues and expenses of the Acquisition Properties.

In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenues in excess of certain expenses, as described in Note 2 of the Acquisition Properties for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Indianapolis, Indiana
November 14, 2003

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COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)
AND FOR THE YEAR ENDED DECEMBER 31, 2002

	For the nine	For the year
	months ended	ended
	September 30,	December 31,
	2003	2002

	(unaudited)
Revenues:
Rental income, including recoveries from tenants	$6,308,702	8,360,261
Certain expenses:
Property taxes	601,119	785,969
Property operating	1,175,870	1,675,340

	1,776,989	2,461,309

Revenues in excess of certain expenses	$4,531,714	5,898,952

See accompanying notes to the combined statements of revenues in excess of certain expenses.

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NOTES TO COMBINED STATEMENTS OF REVENUES IN EXCESS OF CERTAIN EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)
AND FOR THE YEAR ENDED DECEMBER 31, 2002

(1)	Operating Properties

      The Combined Statements of Revenues in Excess of Certain Expenses (the Combined Statements) for the year ended December 31, 2002 and the nine months ended September 30, 2003 relates to the operations of the following properties (“Acquisition Properties”):

Property	Metropolitan Area

Methodist Medical Office Building	Sacramento, CA
Coral Springs Surgical Center	Coral Springs, FL
Elm Street Professional Plaza	Reno, NV
Cooper Voorhees Medical Mall	Voorhees, NJ
Trinity West Medical Plaza	Lewisville, TX

(2)	Basis of Presentation

      The accompanying Combined Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of the Acquisition Properties for the year ended December 31, 2002 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Acquisition Properties:

•	Depreciation and amortization

•	Interest expense

•	Other costs not directly related to the proposed future operations of the Properties

      The Acquisition Properties have total secured debt outstanding as of December 31, 2002 of approximately $38.5 million. While this debt will be assumed in connection with the acquisition of the Acquisition Properties, interest expense related to these secured borrowings has been excluded from the Combined Statements as historical interest expense will not be comparable to future operations due to fair value adjustments that will be made to the debt assumed at the date of acquisition. The various pieces of fixed-rate debt assumed bear interest at fixed rates ranging from 6.74% to 7.15%.

(3)	Summary of Significant Accounting Policies

(a) Revenue Recognition

      Rental income from leases with scheduled rental increase during their terms is recognized for financial reporting purposes on a straight-line basis.

      Rental income for leases that provide for annual rent increases based upon a Consumer Price Index (CPI) factor, is recognized as earned based on the terms of the individual leases.

(b) Use of Estimates

      Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of

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revenues in excess of certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(c) Unaudited Interim Combined Statement

      The Combined Statement of Revenues in Excess of Certain Expenses for the nine months ended September 30, 2003 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Acquisition Properties.

(4)	Rental Income

      Space is leased to tenants under various operating leases with terms ranging from two months to twelve years. The leases generally provide for minimum rent and reimbursement of real estate taxes, common area maintenance and certain other operating expenses.

      Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 2002 are as follows:

2003	$6,962,303
2004	7,358,566
2005	7,377,722
2006	6,742,018
2007	5,141,524

$33,582,133

(5)	Property Management Fees

      Property management expense has been included in the Combined Statements as the existing property management arrangements on the Acquisition Properties will continue after completion of the acquisitions. The property management arrangements call for contractual monthly payments for each property ranging from $1,761 to $3,500 per month or 5% of cash receipts.

(6)	Ground Leases

      The Methodist Medical Office Building has a ground lease with a term of 99 years that commenced on November 2, 2001. A one-time ground lease payment of $100 was made on the commencement date of the lease. No future lease payments are required.

      The Trinity West Medical Plaza has a ground lease with a term of 50 years that commenced on July 1, 1995 with two renewal options of 25 years each. The base annual rent is adjusted every five years. Annual rent through July 2005 is $16,500 per year at which time the rent is adjusted to no more than 120% of the annual rent in effect or $19,800.

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ACQUISITION PROPERTIES — (Continued)

(7)	Combining Information

      Following is a summary of each property to be acquired for the nine months ended September 30, 2003 (unaudited) and for the year ended December 31, 2002:

	For the nine months ended September 30, 2003 (unaudited)

				Cooper	Trinity
	Methodist	Coral Springs	Elm Street	Voorhees	West
	Medical Office	Surgical	Professional	Medical	Medical
	Building	Center	Plaza	Mall	Plaza	Total

Revenues:
Rental income, including recoveries from tenants	$755,140	700,780	1,410,888	2,694,719	747,175	6,308,702
Certain expenses:
Property taxes	57,073	81,429	84,692	320,630	57,294	601,119
Property operating	211,343	105,384	379,916	285,526	193,701	1,175,870

	268,416	186,813	464,608	606,156	250,995	1,776,989

Revenues in excess of certain expenses	$486,724	513,967	946,280	2,088,563	496,180	4,531,714

	For the year ended December 31, 2002

				Cooper	Trinity
	Methodist	Coral Springs	Elm Street	Voorhees	West
	Medical Office	Surgical	Professional	Medical	Medical
	Building	Center	Plaza	Mall	Plaza	Total

Revenues:
Rental income, including recoveries from tenants	$1,029,007	877,192	1,726,557	3,742,683	984,822	8,360,261
Certain expenses:
Property taxes	76,097	108,572	111,747	410,126	79,427	785,969
Property operating	270,378	161,104	467,425	538,139	238,294	1,675,340

	346,475	269,676	579,172	948,265	317,721	2,461,309

Revenues in excess of certain expenses	$682,532	607,516	1,147,385	2,794,418	667,101	5,898,952